UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):   September 14, 2015

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Black Stone Minerals, L.P.

(Exact name of registrant as specified in its charter)

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Delaware	001-37362	47-1846692
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation or organization)		Identification No.)

1001 Fannin Street, Suite 2020 Houston, Texas	77002
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (713) 445-3200

Not Applicable

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c)On September 14, 2015, Black Stone Minerals GP, L.L.C. (the “General Partner”), the general partner of Black Stone Minerals, L.P. (the “Partnership”), appointed Dawn Smajstrla as its Vice President and Chief Accounting Officer.

Ms. Smajstrla, 45, most recently served as Vice President, Controller, and Chief Accounting Officer of the general partner of LRR Energy, L.P. from 2013 until she joined the General Partner. From 2010 to 2013, she was the Vice President, Controller, and Principal Accounting Officer of Goodrich Petroleum Corporation. Before that, she was the Assistant Controller of Anadarko Petroleum Corporation from 2008 to 2010.

The Partnership expects that Ms. Smajstrla will receive awards under the Partnership’s Long-Term Incentive Plan, but it has not yet awarded her any grants under that plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACK STONE MINERALS, L.P.

	By:	Black Stone Minerals GP, L.L.C., its general partner

Date: September 15, 2015	By:	/s/ Steve Putman
Steve Putman
Senior Vice President, General Counsel, and Secretary

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